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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 9, 2006
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22023              77-0156161
(State or other jurisdiction of    (Commission          (I.R.S. employer
 incorporation or organization)      File No.)        identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 562-8400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (d) On February 9, 2006, Macrovision Corporation (the "Company") announced the appointment of Mr. Robert Majteles as a member of the Company's Board of Directors, effective immediately. A copy of the press release announcing Mr. Majteles' appointment is attached as Exhibit 99.1 to this report.

        Mr. Majteles is the founder of Treehouse Capital LLC, an investment firm, and has served as its general partner since August 2002. Prior to launching Treehouse, from January 2000 to April 2001, Mr. Majteles served as Chief Executive Officer of Citadon, Inc., a provider of collaboration software to the construction and engineering industries. From 1997 until August 1999, Mr. Majteles served as Chief Executive Officer of Ultradata Corporation, a developer of software for financial institutions. Mr. Majteles holds a B.A. from Columbia University and a J.D. from Stanford University. Mr. Majteles serves on the boards of directors of Adept Technology, Inc., a company that designs, manufactures and markets robotic systems, motion control and machine vision technology; Vertical Communications, Inc., a provider of IP-PBX telephone systems; World Heart Corporation, a medical device company focused on the development and commercialization of pulsatile ventricular assist devices; and Unify Corporation, a provider of business process automation solutions. In addition, Mr. Majteles is a Lecturer at the Lester Center for Entrepreneurship, Haas School of Business, University of California, Berkeley and is a Member of the Board of Trustees of the Head-Royce School, Oakland, California.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                             DESCRIPTION
        -----------  -----------------------------------------------------------
        99.1         Press release announcing appointment of Robert J. Majteles

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MACROVISION CORPORATION
                                        (Registrant)




Date:   February 10, 2006          By:  /s/ Loren E. Hillberg
                                        ----------------------------------------
                                        Loren E. Hillberg
                                        EVP and General Counsel